UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2024

LIFECORE BIOMEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27446	94-3025618
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

3515 Lyman Boulevard
Chaska,	Minnesota	55318
(Address of principal executive offices)		(Zip Code)

(952) 368-4300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	LFCR	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 3.03 Material Modifications to Rights of Security Holders.

On August 15, 2024, at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Lifecore Biomedical. Inc. (the “Company”), the Company’s stockholders approved an amendment (the “Declassification Amendment”) to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to provide for the phased-in declassification of the Board of Directors of the Company (the “Board”) and to provide for the annual election of all directors. The Declassification Amendment was adopted (subject to stockholder approval at the Annual Meeting) by the Board on July 8, 2024, and became effective on the date of the Annual Meeting on August 15, 2024. The Declassification Amendment eliminates the classification of the Board on a phased-in basis starting with the Annual Meeting. Accordingly, the current two-year term for the Class 2 directors up for election at the Annual Meeting expired at the Annual Meeting, with the directors who were elected at the Annual Meeting to serve a term up and until the 2025 annual meeting of stockholders (the “2025 Annual Meeting”), and the current two-year term for the Class 1 directors elected at the Company’s 2022 annual meeting of stockholders will expire as originally scheduled at the Company’s 2024 Annual Meeting. Therefore, the Board will be fully declassified at the time of the 2025 Annual Meeting, at which each director will stand for reelection for a one-year term.

At the Annual Meeting, the Company’s stockholders also approved an amendment (the “Authorized Shares Amendment”) to the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 to 75,000,000. The Authorized Shares Amendment was adopted (subject to stockholder approval at the Annual Meeting) by the Board on July 8, 2024, and became effective on the date of the Annual Meeting on August 15, 2024. On August 15, 2024, the Company filed with the Certificate of Amendment to the Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware to effect the Declassification Amendment and the Authorized Share Amendment.

The foregoing descriptions of the Declassification Amendment, the Authorized Shares Amendment and the Certificate of Amendment do not purport to be complete and are qualified in their entirety by reference to the complete text of the Certificate of Amendment, which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

Appointment of New Directors

On August 15, 2024, in accordance with the terms of the cooperation agreements between the Company and certain stockholders of the Company, which were previously disclosed on that certain Current Report on Form 8-K filed by the Company on July 1, 2024 (the “Cooperation Agreements”), the Board appointed Jason Aryeh, Paul H. Johnson, Humberto C. Antunes, and Matthew Korenberg as directors of the Board, effective immediately following the Annual Meeting. Messrs. Korenberg and Antunes will serve as directors with an initial term expiring at the 2024 Annual Meeting and Messrs. Johnson and Aryeh will serve as directors with an initial term expiring at the 2025 Annual Meeting of Stockholders, in each case, until their respective successors are duly elected and qualified or until their earlier death, disqualification, resignation or removal. Mr. Aryeh has been appointed to serve as a member of the Nominating and Corporate Governance Committee, and Mr. Korenberg has been appointed to serve as a member of the Audit Committee.

Messrs. Antunes, Aryeh, Johnson and Korenberg will be compensated for their service as directors on the same basis as other non-employee directors of the Company. The Company’s non-employee director compensation, including certain benefits and grants of restricted stock units, is described under the heading “Corporate Governance—Compensation of Directors” in Lifecore’s proxy statement for the Annual Meeting originally filed with the Securities and Exchange Commission (the “SEC”) on July 19, 2024. Messrs. Antunes, Aryeh, Johnson and Korenberg have also entered into indemnification agreements with the Company in the form previously approved by the Board and entered into with the Company’s other directors.

Humberto C. Antunes (63) has served as a Partner at Gore Range Capital LLC, a venture capital company focused on healthcare, since May 2017. Mr. Antunes has also served as a member of the board of directors of Novaestiq, Inc., a privately owned aesthetic medicine company, since June 2021. Mr. Antunes served as CEO and as a member of the board of directors of Nestlé Skin Health S.A., a subsidiary of Nestlé S.A. (SWX: NESN), from June 2014 to December 2016. From April 2004 to December 2016, Mr. Antunes served as CEO of Galderma Pharma S.A. (SWX:GALD), then a subsidiary of Nestlé Skin Health S.A. and a former joint-venture between Nestlé and L’Oréal (“Galderma”), where he also served as chairperson of its board of directors from June 2014 to December 2016. Prior to his time at Galderma, Mr. Antunes served as President, North America at Galderma Laboratories, L.P., from January 2001 to April 2004. For two decades, Mr. Antunes has served on the board of directors of the American Skin Association. Mr. Antunes received a Bachelor of Science in Business Administration from the University of Nebraska.

Jason Aryeh (55) has more than 25 years of equity investment experience focused on the life sciences industry. He is the Founder and Managing General Partner of JALAA Equities, LP, a private investment fund focused on the biotechnology and medical device sectors. He has served in such capacity since 1997. Mr. Aryeh has served on the board of directors of Ligand Pharmaceuticals (NASDQ: LGND) (“Ligand”) since 2006, Orchestra BioMed (NASDQ: OBIO) (“Orchestra”) since 2018, and Anebulo Pharmaceuticals (NASDQ: ANEB) (“Anebulo”) since 2020. He serves as chairman of Ligand’s nominating and governance and as a member of its compensation committee, as chairman of Orchestra’s nominating and governance and on its audit committee, and as chairman of Anebulo’s nominating & governance committee and on its audit committee. Since 2006, Mr. Aryeh has served as chairman of the board, on the board of directors or as a consultant to over fifteen public and private life sciences companies and charitable foundations, including the Cystic Fibrosis Foundation’s Therapeutics Board for seven years. Mr. Aryeh earned a B.A. in economics, with honors, from Colgate University, and is a member of the Omnicron Delta Epsilon Honor Society in economics.

Paul H. Johnson (66) has served as an Operating Partner at Ampersand Capital Partners (“Ampersand”), a private equity firm focused on healthcare companies, since 2018. Prior to joining Ampersand, Mr. Johnson was President and CEO of Renaissance Pharmaceuticals and DPT, a contract development and manufacturing organization (“CDMO”), from 2015 to 2016, and President from 2002 to 2015. Mr. Johnson has been a member of the board of directors of Lil’ Drug Store Products, a privately owned supplier of healthcare products to convenience stores, since June 2005, where he also has served on the compensation committee since November 2018. Mr. Johnson has also been a member of the board of directors of Tjoapack, a privately owned CDMO, since December 2022, where he is a member of its compensation committee, as well as executive chairman. He has also served on the board of directors of Phosphorex, a privately owned CDMO company, since January 2023. Additionally, Mr. Johnson served on the board of directors of MedPharm Ltd., a privately owned CDMO company, from November 2018 to January 2024, where he served as executive chairman and was a member of its compensation committee from November 2020 to January 2024. Mr. Johnson received a Bachelor of Arts in Spanish and Speech Communication from the University of Texas El Paso, as well as a Masters in Business Administration from Southern Methodist University.

Matthew Korenberg (49) has served as President and Chief Operating Officer of public biotechnology company Ligand Pharmaceuticals Incorporated (Nasdaq: LGND) since November 2022 and, prior to that, served as Ligand’s Chief Financial Officer since August 2015. Prior to Ligand, Mr. Korenberg was the founder, Chief Executive Officer, and a director of NeuroCircuit Therapeutics, a privately owned company focused on developing drugs to treat genetic disorders of the brain with an initial focus on Down syndrome. Prior to founding NeuroCircuit Therapeutics, Mr. Korenberg served as a Managing Director and member of the healthcare investment banking team at The Goldman Sachs Group (NYSE: GS) from July 1999 to August 2013. During his 14-year tenure at Goldman Sachs, Mr. Korenberg focused on advising and financing companies in the biotechnology and pharmaceutical sectors and was based in New York, London and San Francisco. Mr. Korenberg serves on the board of directors, including as a member of the audit and compensation committees, of Qualigen Therapeutics, Inc. (Nasdaq: QLGN), a public company that develops oncology focused therapeutics. Mr. Korenberg also serves on the board of Primrose Bio, a private company developing high-efficiency production systems for innovative and complex biologics. Mr. Korenberg earned a B.B.A. in Finance and Accounting from the University of Michigan.

Other than the Cooperation Agreements, there are no arrangements or understandings between Messrs. Antunes, Aryeh, Johnson and Korenberg and any other persons pursuant to which each was appointed as a director of the Company, and neither has direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated by the SEC.

Resignation of Nathaniel Calloway as Director

On August 15, 2024, following the Annual Meeting, Nathaniel Calloway resigned from the Board. Mr. Calloway’s resignation was not a result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices. Following Mr. Calloway’s resignation and the previously announced determination by Craig Barbarosh not to stand for reelection at the Annual Meeting, the Board currently consists of 11 directors.

Amendment to 2019 Stock Incentive Plan

On August 15, 2024, at the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s 2019 Stock Incentive Plan (the “Amendment”). The Amendment was adopted (subject to stockholder approval at the Annual Meeting) by the Board on July 8, 2024, and became effective on the date of the Annual Meeting on August 15, 2024.

The Amendment amends the Company’s 2019 Stock Incentive Plan (the “Plan”) and makes the following material changes to the Plan (as amended by the Amendment, the “Amended Plan”): (1) increases the aggregate number of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) available under the Plan by 300,000 shares to a total of 3,059,797 shares and (2) increases the number of shares which may be granted as incentive stock options under the Amended Plan by 300,000 shares to a total of 3,059,797 shares.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

The disclosure set forth under Item 3.03 above is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As of the close of business on June 21, 2024, the record date for the Annual Meeting (the “Record Date”), there were (i) 30,864,869 shares of Common Stock outstanding and entitled to vote at the Annual Meeting, (ii) 42,461 shares of the Company’s Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”) outstanding, (iii) 42,461 shares of Series A Preferred Stock entitled to vote on the Series A Preferred Director (as defined below), and (iv) 42,393 shares of Series A Preferred Stock entitled to vote on an as-converted basis (voting together with the holders of shares of Common Stock as one class), subject to the applicable conversion limits, on the other applicable nominees and proposals (representing, on an as-converted basis, the equivalent of 6,056,284 shares of Common Stock). The seven proposals presented to the stockholders of the Company at the Annual Meeting were:

(1) To approve of an amendment to the Certificate of Incorporation, to provide for the phased-in declassification of the Board (the “Declassification Proposal”).
(2) If the Declassification Proposal was approved, to elect four director nominees to serve for a term expiring at the 2025 Annual Meeting and until their successors are duly elected and qualified, with three such nominees to be elected by holders of Common Stock and holders of the Series A Convertible Preferred Stock, voting together as a single class, and one nominee to be elected solely by holders of the Series A Preferred Stock (the latter, the “Series A Preferred Director”).
(3) To ratify the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending May 26, 2024.
(4) To approve a non-binding advisory proposal on the executive compensation of the Company’s named executive officers.
(5) To approve an amendment to the Company’s 2019 Stock Incentive Plan.
(6) To approve a non-binding advisory proposal on the frequency of future advisory votes to approve the compensation of the Company’s named executive officers.
(7) To approve an amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock.

1. Stockholders approved an amendment to the Certificate of Incorporation to provide for the phased-in declassification of the Board, with votes as follows:

For	Against	Abstain	Broker Non-Votes
21,608,976	76,811	8,724	7,668,901

2. Given that the Declassification Proposal was approved, stockholders elected four director nominees and the voting results were as follows:

Directors Elected by All Stockholders	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
Raymond Diradoorian	21,156,969	534,131	3,411	7,668,901
Paul Josephs	21,583,747	82,517	28,247	7,668,901
Joshua E. Schechter	20,771,379	919,721	3,411	7,668,901

Director Elected by the Series A Preferred Stockholders	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
Jason Aryeh	33,694	---	---	---

As a result of the foregoing voting results, each of the foregoing directors was appointed to the Board to serve for a term expiring at the 2025 Annual Meeting and until their successors are duly elected and qualified, with three such nominees elected by holders of Common Stock and holders of the Series A Convertible Preferred Stock, voting together as a single class, and the Series A Preferred Director elected solely by holders of the Series A Preferred Stock.

3. Stockholders ratified the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending May 26, 2024, with votes as follows:

For	Against	Abstain
29,200,561	143,197	19,654

4. Stockholders approved the compensation paid to the Company’s named executive officers (in the form of a non-binding, advisory vote), with votes as follows:

For	Against	Abstain	Broker Non-Votes
21,573,480	112,769	8,262	7,668,901

5. Stockholders approved the amendment to the Company’s 2019 Stock Incentive Plan, with votes as follows:

For	Against	Abstain	Broker Non-Votes
20,795,332	895,344	3,835	7,668,901

6. Stockholders approved the frequency of future advisory votes to approve the compensation of the Company’s named executive officers to be one year (in the form of a non-binding, advisory vote), with votes as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
21,672,453	1,248	10,607	10,203	7,668,901

7. The amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock was approved, with votes as follows:

Holders of Common Stock and Series A Preferred Stock voting as a single class:

For	Against	Abstain
26,647,770	2,676,222	39,420

Holders of Common Stock:

For	Against	Abstain
21,939,394	2,676,222	39,420

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished as part of this report:

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company.
10.1	Amendment to the Company’s 2019 Stock Incentive Plan.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 21, 2024

LIFECORE BIOMEDICAL, INC.

By:	/s/ John D. Morberg
John D. Morberg
Executive Vice President and Chief Financial Officer